MILLER INTERMEDIATE BOND FUND

Class A Shares: MIFAX

Class C Shares: MIFCX

Class I Shares: MIFIX

Summary Prospectus February 27, 2015

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. The Fund’s prospectus and Statement of Additional Information, both dated February 27, 2015 are incorporated by reference into this Summary Prospectus. You can obtain these documents and other information about the Fund online at  www.themillerfamilyoffunds.com/funddocuments. You can also obtain these documents at no cost by completing a document request form on our website, www.TheMillerFamilyOfFunds.com or by calling 1-877-441-4434 or by sending an email request to ordermiller@geminifund.com, or ask any financial adviser, bank or broker-dealer that offers shares of the Fund.

Investment Objective

The Fund’s investment objective is to preserve principal over full market cycles and, secondarily, to maximize total return while keeping volatility low.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $25,000 in the Fund. More information about these and other discounts is available from your financial professional and in How to Purchase Shares on page 31 of the Fund’s Prospectus.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of offering price)	None	None	None
Maximum Sales Charge (Load) on Reinvested Dividends and Other Distributions	None	None	None
Redemption Fee (as a % of amount redeemed)	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.95%	0.95%	0.95%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses(2)	0.50%	0.50%	0.50%
Acquired Fund Fees and Expenses(1) (2)	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.71%	2.46%	1.46%
Less: Advisory Fee Waiver and Reimbursement(3)	(0.20)%	(0.20) %	(0.20)%
Net Annual Fund Operating Expenses	1.51%	2.26%	1.26%
(1)	The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial statements (or to the financial highlights of the Prospectus) because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in acquired funds.
(2)	These expenses are estimated for the current fiscal year.
(3)	Wellesley has contractually agreed to waive its advisory fee and/or reimburse expenses of the Fund until February 29, 2016, to the extent necessary to limit the Total Annual Fund Operating Expenses (subject to the following exclusions) of each class to a specified percentage of such class’ average daily net assets. Pursuant to an expense limitation agreement, the Total Annual Fund Operating Expenses (subject to the following exclusions) will be limited to the annualized rate of 1.50%, 2.25% and 1.25% of the average daily net assets attributable to Class A, Class C and Class I, respectively (the “Expense Limitation”). The Expense Limitation will exclude (not limit) interest on borrowings, taxes, brokerage commissions, dealer spreads and other transaction costs, capitalized expenditures, acquired fund fees and expenses, short sale dividends, and extraordinary expenses not incurred in the ordinary course of the Fund’s business (e.g., litigation, indemnification). The expense limitation agreement provides that Wellesley may recoup from a class any amount reimbursed if such class’ Total Annual Fund Operating Expenses fall below the Expense Limitation during the 36 month period following such waiver or reimbursement, provided the Fund is able to effect recoupment while remaining in compliance with applicable Expense Limitations.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

	1 year	3 years
Class A	$720	$1,064
Class C	$229	$747
Class I	$128	$442

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.

Principal Investment Strategies

The Fund’s advisor (“Wellesley”) seeks to maximize total return by investing in a portfolio consisting primarily of bonds. The Fund defines bonds as including corporate bonds, notes and debentures, convertible and synthetic convertible bonds, government securities, mortgage and other asset-backed securities, and other securities that Wellesley believes have bond-like characteristics, including hybrids and synthetic securities.

Under normal conditions, the Fund invests at least 80% of its assets (defined as net assets plus borrowings for investment purposes) in a portfolio of bonds with a dollar-weighted average maturity of between three and ten years (the “80% Policy”). The Fund’s 80% investment policy is a non-fundamental policy and may be changed without shareholder approval upon 60 days’ written notice to shareholders. The Fund expects that, at the time of purchase, most securities will have remaining maturities or put provisions of three to ten years, but there are no restrictions on the maximum or minimum maturity of any individual security that the Fund may purchase. The Fund is not restricted with respect to the credit quality of its holdings and invests in some bonds that are rated less than investment grade or determined to be of comparable credit quality by Wellesley.

The bonds in which the Fund invests generally provide for repayment of principal in full at maturity of the security and may pay a fixed or variable rate of interest. Some debt securities, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values. Most convertible bonds are obligations of a company that can be converted into a predetermined number of shares of common stock of the company issuing the security. Convertible bonds generally offer both defensive characteristics (i.e., provide income during periods when the market price of the underlying common stock declines) and upside potential (i.e., may provide capital appreciation when the market price of the underlying common stock rises). Synthetic convertible bonds are financial instruments created by combining two or more separate securities that, in total, have returns that are similar to a convertible bond. Synthetic convertible bonds may be created by investment banks, brokerage firms or the Fund. They may include structured equity linked products (“SELPs”) and index-linked and equity-linked convertible structured notes. There is no limit on the portion of the Fund’s portfolio that will be allocated among convertible bonds, synthetic convertibles and other types of bonds. The Fund may invest in securities that have been privately placed but are eligible for purchase and sale by certain qualified institutional buyers such as the Fund under Rule 144A under the Securities Act of 1933.

Wellesley will purchase a bond when it believes there is a high probability that the principal amount of the investment will be repaid upon put or maturity and, in the case of a convertible bond, that the conversion component offers potential upside. Wellesley attempts to identify bonds that are trading at attractive valuations relative to Wellesley’s evaluation of the issuer’s creditworthiness. Wellesley’s investment process includes the use of both quantitative and fundamental research on each underlying company to analyze credit quality and the specific terms of each offering. In general, Wellesley sells securities when an issuer’s credit quality deteriorates, the conversion feature of a convertible security is no longer a likely source of capital appreciation, to increase diversification, or when Wellesley believes more attractive investments are available.

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Principal Investment Risks

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and that you may lose part or all of your investment. Therefore, before you invest in this Fund you should carefully evaluate the risks. The price of Fund shares will increase and decrease according to changes in the value of the Fund’s investments. The other principal risks of investing in the Fund are:

•         Allocation Risk: Since the Fund may invest a significant amount of its assets in a particular industry, market or sector, the value of its shares may be more susceptible to adverse changes within that market or sector than a fund that does not focus its investments.

•         Convertible Bond Risk: Convertible bonds are hybrid securities that have characteristics of both bonds and common stocks and are subject to risks associated with both debt securities and equity securities. Convertible bonds that are rated below investment grade are subject to the risks associated with high-yield investments.

•         Debt Securities Risk: The market value of debt securities tends to decline as interest rates increase and tends to increase as interest rates decline. An issuer of a debt security may not be able to make principal and interest payments on the security as they become due. Debt securities may also be subject to prepayment or redemption risk, which tends to increase when the coupon or interest payment is greater than prevailing interest rates.

•         High Yield Risk: Lower-quality securities, such as “high yield” or “junk” bonds, present a significant risk for loss of principal and interest. These securities offer the potential for higher return, but also involve greater risk than securities of higher quality, including an increased possibility that the issuer, obligor or guarantor may not be able to make its payments of interest and principal. Lower credit quality high yield securities are especially sensitive to adverse economic and competitive industry conditions and may have significant default rates and price volatility.

•         Synthetic Convertible Bond Risk: The value of a synthetic convertible bond may respond differently to market fluctuations than a convertible bond because a synthetic convertible is composed of two or more separate securities, each with its own market value.

•         Active Management Risk: Wellesley’s objective judgments about the attractiveness and potential appreciation of particular investments in which the Fund invests may prove to be incorrect and there is no guarantee that Wellesley’s investment strategy will produce the desired results.

•         Limited History of Operations: The Fund is a recently formed mutual fund and has a limited history of operations.

An investment in the Fund is not a complete investment program and you should consider it just one part of your total investment program. For a more complete discussion of risk, please turn to page 24 of the Fund’s Prospectus.

Performance

The Fund has not had a full calendar year of operations, and therefore has no performance history. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund’s return and comparing the Fund’s performance to a broad measure of market performance.

Investment Advisor

Wellesley Investment Advisors, Inc.

Portfolio Managers

Greg Miller, Chief Executive Officer of Wellesley, shares responsibility for the day-to-day management of the Fund as Co-Portfolio Manager with Michael Miller, Vice President of Wellesley. Greg and Michael Miller have been the Fund’s portfolio managers since its inception.

Purchase and Sale of Fund Shares

The minimum initial investment to open an account in Class A and Class C shares is $2,500 for regular accounts and $500 for retirement accounts. The minimum initial investment for Class I shares is $1 million for all account types. The minimum subsequent investment for all classes is $100 for all account types. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Purchases and redemptions may be made by mailing an application or redemption request to Miller Convertible Plus Fund c/o Gemini Fund Services, LLC, 17605 Wright Street, Suite 2, Omaha, Nebraska 68130, by calling 1-877-441-4434 or by visiting www.TheMillerFamilyOfFunds.com.

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Tax Information

Dividends and capital gain distributions from the Fund, whether reinvested in additional Fund shares or received in cash, are taxable as either ordinary income or capital gains for federal income tax purposes unless you are tax-exempt or investing through a tax-deferred account such as an IRA or 401(k) plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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